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                                                                 EXHIBIT 23.8

                                    Consent

I hereby consent to be named in the Registration Statement on Form S-4 of FM Precision Golf Corp. (the "Registrant") as a person who will be a director of the Registrant.

                                               /s/ James G. DeMello

June 9,1997